Exhibit 99.1

     ANSYS PROVIDES UPDATED 2006 FINANCIAL GUIDANCE TO INCLUDE THE RECENT
                              ACQUISITION OF FLUENT

    SOUTHPOINTE, Pa., June 5 /PRNewswire-FirstCall/ -- ANSYS, Inc. (Nasdaq:
ANSS), a global innovator of simulation software and technologies designed to optimize product development processes, today announced additional financial guidance for the second quarter and full year of 2006 to include the recently completed acquisition of Fluent Inc.

    Management's Financial Outlook

    Based upon information currently available, the Company is providing its updated revenue and diluted earnings per share guidance below. The revenue and diluted earnings per share guidance is provided on both a GAAP basis and an adjusted (non-GAAP) basis. Adjusted revenue excludes the adverse impact on reported software license revenue of purchase accounting adjustments. Adjusted diluted earnings per share excludes acquisition-related amortization, the effects of stock-based compensation and one-time deal-related costs. A description of each of these adjustments is provided further below.

    Second Quarter 2006 Guidance

    The Company currently expects the following for the quarter ending June 30, 2006:

     -    GAAP revenue of approximately $57 - $60 million
     -    Adjusted (non-GAAP) revenue of approximately $64 - $65 million
     -    GAAP diluted earnings per share of $0.07 - $0.15
     -    Adjusted (non-GAAP) diluted earnings per share of $0.36 - $0.37

     The GAAP and adjusted diluted earnings per share estimates reflected above include estimated interest expense of approximately $2 million, or $0.04 per share, for the second quarter of 2006.

    Fiscal Year 2006 Guidance

    The Company currently expects the following for the year ending December 31, 2006:

     -    GAAP revenue of approximately $248 - $257 million
     -    Adjusted (non-GAAP) revenue of approximately $268 - $274 million
     -    GAAP diluted earnings per share of $0.49 - $0.78
     -    Adjusted (non-GAAP) diluted earnings per share of $1.58 - $1.60

     The GAAP and adjusted diluted earnings per share estimates reflected above include estimated interest expense of approximately $9 million, or $0.14 per share, for the full year 2006.

    Adjustments to Reported GAAP Financial Results

     -    Purchase Accounting Adjustment for Acquired Deferred Revenue:

    As announced May 1, 2006, ANSYS acquired Fluent for 5,999,948 shares of its common stock and approximately $299 million of net cash. In accordance with the fair value provisions of EITF 01-3 "Accounting in a Business Combination for Deferred Revenue of an Acquiree," acquired deferred software license revenue that will be recorded on the opening balance sheet is currently anticipated to be $17 - $23 million lower than the historical carrying value. Although this purchase accounting requirement has no impact on the Company's business or cash flow, it adversely impacts the Company's reported GAAP software license revenue primarily for the first twelve months post-closing. In order to provide investors with financial information that facilitates comparison on both historical and future results, the Company intends to provide adjusted revenue information, which excludes the impact of this purchase accounting adjustment, through the twelve-month post-acquisition period.

     -    Acquisition-Related Amortization:

    In addition to the recent acquisition of Fluent, the Company previously disclosed the acquisitions of both Century Dynamics, Inc. and the assets of Harvard Thermal, Inc. in 2005. In previous years, the Company also acquired other businesses. These acquisitions have all been accounted for as purchases, resulting in the recording of a significant amount of identifiable intangible assets. As a result of the amortization associated with intangible assets related to these acquisitions, ANSYS' quarterly and year-to-date GAAP financial results are not comparable with prior periods.

     -    Stock-Based Compensation:

    On January 1, 2006, the Company adopted SFAS No. 123R, "Share-Based Payment." Accordingly, it records expenses and tax benefits related to stock-based compensation. As a result, the GAAP estimates provided for diluted earnings per share reflect the anticipated impact of stock-based compensation. The Company issues both nonqualified and incentive stock options; however, incentive stock options comprise a significant portion of outstanding stock options. The tax benefits associated with incentive stock options are unpredictable, as they are predicated upon an award recipient triggering an event that disqualifies the award and which then results in a tax deduction to the Company. GAAP requires that these tax benefits be recorded at the time of the triggering event. The triggering events for each option holder are not easily projected. In order to estimate the tax benefit related to incentive stock options, the Company makes many assumptions and estimates, including the number of incentive stock options that will be exercised during the period by U.S. employees, the number of incentive stock options that will be disqualified during the period and the fair market value of the Company's stock price on the exercise dates. Each of these items is subject to significant uncertainty. Additionally, a significant portion of the tax benefits related to disqualified incentive stock options are accounted for as increases to equity (additional paid-in capital) rather than as reductions in income tax expense, especially in the periods most closely following the adoption date of Statement 123(R). Although all such benefits continue to be realized through the Company's tax filings, this accounting treatment has the effect of increasing tax expense and reducing net income. For example, as previously reported, the Company realized a tax benefit of $1.9 million during the first quarter of 2006 related to disqualified incentive stock options; however, only $25,000 of such amount was recorded as a reduction in income tax expense. Because there are significant limitations in estimating the impact of FASB Statement 123(R), including those discussed above, the actual impact of stock-based compensation on GAAP earnings per share may differ materially from the estimated amounts included in the Company's guidance.

     -    One-Time Deal Related Expenses:

    The Company anticipates that it will incur costs associated with the initial year of integration of the Fluent acquisition that are one-time in nature such as accounting, tax and third-party consulting fees.

    ANSYS is providing, and has historically provided, its GAAP results as well as financial results that have been adjusted for the impact of the items described above. The Company believes that these non-GAAP measures supplement its consolidated GAAP financial statements as they provide a consistent basis for comparison between reporting periods that are not influenced by certain non-cash items and are, therefore, useful to investors in helping them to better understand the Company's fundamental operating results and underlying operational trends. Management uses these non-GAAP financial measures internally to evaluate the Company's business performance and plan for future periods; however, these measures are not intended to supersede or replace the GAAP results. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP. As such, a reconciliation of the GAAP and non-GAAP financial outlook measures is provided in this press release.

    The financial outlook for the second quarter of 2006 and beyond is only current as of today and the Company undertakes no obligation to update its estimates. The Company is currently in the process of completing the valuation and purchase accounting related to the Fluent acquisition, and intends to provide further updated information relative to the Fluent acquisition and its financial outlook in conjunction with the release of its second quarter financial results.

    About ANSYS, Inc.

    ANSYS, Inc., founded in 1970, develops and globally markets engineering simulation software and technologies widely used by engineers and designers across a broad spectrum of industries. The Company focuses on the development of open and flexible solutions that enable users to analyze designs directly on the desktop, providing a common platform for fast, efficient and cost- conscious product development, from design concept to final-stage testing and validation. The Company and its global network of channel partners provide sales, support and training for customers. Headquartered in Canonsburg, Pennsylvania U.S.A. with more than 40 strategic sales locations throughout the world, ANSYS, Inc. and its subsidiaries employ approximately 1,400 people and distribute ANSYS products through a network of channel partners in over 40 countries. Visit http://www.ansys.com for more information.

    Certain statements contained in the press release regarding matters that are not historical facts, including, but not limited to, the Company's views on future financial projections for revenue growth and diluted earnings per share (both GAAP and adjusted), the anticipated fair value of acquired deferred software license revenue, the estimated impact of accounting for share-based compensation and the estimated amount of one-time deal expenses, are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995). All forward-looking statements in this press release are subject to risks and uncertainties. Actual results could differ materially from those contained in the forward-looking statements and are based on current expectations that involve a number of risks and uncertainties, including, but not limited to, the risk that the businesses of ANSYS and Fluent may not be integrated successfully or that such integration may take longer or cost more to accomplish than expected, that potential difficulties may arise in the assimilation of operations, strategies, technologies and products of Fluent, that key personnel of Fluent may not stay with ANSYS, and that management's attention may be diverted from other business concerns during the integration process. Additional risks include the risk of a general economic downturn in one or more of ANSYS' primary geographic markets, the risk that the assumptions underlying ANSYS' anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for ANSYS' products and services in future periods, uncertainties regarding fluctuations in quarterly results, and other factors that are detailed from time to time in reports filed by ANSYS, Inc. with the Securities and Exchange Commission, including ANSYS, Inc.'s 2005 Annual Report and Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.

    ANSYS, ANSYS Workbench, CFX, AUTODYN, FLUENT and any and all ANSYS, Inc. product and service names are registered trademarks or trademarks of ANSYS, Inc. or its subsidiaries located in the United States or other countries. ICEM CFD is a trademark licensed by ANSYS, Inc. All other trademarks or registered trademarks are the property of their respective owners.

    Reconciliation of Non-GAAP Measures

    This press release contains non-GAAP financial measures as supplemental measures to GAAP regarding the Company's operational performance. The Company has historically reported similar financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting.

    For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States.

    Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the adjusted (non-GAAP) financial measures to the most directly comparable GAAP financial measures. The GAAP measure most directly comparable to non-GAAP adjusted revenue is revenue and the GAAP measure most directly comparable to non-GAAP adjusted diluted earnings per share is diluted earnings per share.

    Non-GAAP adjusted revenue and non-GAAP adjusted diluted earnings per share are discussed in this press release because management uses these financial measures in evaluating the results of the continuing operations of the business and to set internal plans. Management believes that it is in the best interest of its investors to provide financial information that will facilitate comparison of both historical and future results and that allows greater transparency to supplemental information used by management in its financial and operational decision making. In addition, the Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in the Company's industry, which present similar non-GAAP financial measures to investors. Management encourages investors to review the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures that are provided within the financial information attached to this news release.

    Non-GAAP adjusted revenue and non-GAAP adjusted diluted earnings per share reflect the actual revenue and diluted earnings per share without the effects of
(a) purchase accounting adjustments to deferred revenue, (b) amortization expenses associated with intangible assets acquired in business acquisitions, including amounts related to acquired software, customer list and non-compete agreements, (c) stock-based compensation expense, (d) one-time deal-related costs and (e) the tax impact related to such adjustments.

    The Company incurs purchase accounting adjustments to deferred revenue, amortization of intangibles and one-time deal costs related to various acquisitions it has made, and stock-based compensation expense as part of its ongoing operations, each of which are included in its GAAP presentation of revenue (as applicable) and diluted earnings per share. Management excludes these items, and their related tax impact, for the purposes of calculating non-GAAP adjusted revenue and non-GAAP adjusted diluted earnings per share when it evaluates the continuing operational performance of the Company. The Company believes that eliminating these items from the related financial measure is useful to investors because management believes the GAAP measure, alone, is not indicative of the Company's core operating performance. Management excludes purchase accounting adjustments to deferred revenue, the amortization of intangibles and one-time deal-related costs related to various acquisitions it has made, and the related tax impact even though such items have recurred in the past and may recur in future periods because they are driven by events (such as acquisitions) that occur sporadically. In addition, management believes that the exclusion of stock-based compensation expense allows investors to better track the performance of the Company without regard to distortive effects of, in the case of its stock options, the settlement of an obligation that will not be made in cash.

    Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures.

                         ANSYS, INC. AND SUBSIDIARIES
                  Reconciliation of Forward-Looking Guidance
                          Quarter Ending June 30, 2006

                                                        Revenue (in millions)
                                                        ---------------------
    U.S. GAAP revenue guidance                             $57.0 - $60.0
    Adjustment to exclude purchase accounting
     adjustments to deferred revenue                         5.0 - 7.0

    Adjusted revenue guidance                              $64.0 - $65.0

                                                            Earnings Per
                                                            Share Range -
                                                               Diluted
                                                        ---------------------
    U.S. GAAP diluted earnings per share guidance          $0.07 - $0.15
    Adjustment to exclude purchase accounting
     adjustments to deferred revenue, net of tax            0.09 - 0.11
    Adjustment to exclude acquisition-related
     amortization, net of tax                               0.10 - 0.14
    Adjustment to exclude stock-based
     compensation, net of tax                               0.02 - 0.03
    Adjustment to exclude one-time deal-related
     costs, net of tax                                          0.01

    Adjusted diluted earnings per share guidance           $0.36 - $0.37

                         ANSYS, INC. AND SUBSIDIARIES
                  Reconciliation of Forward-Looking Guidance
                          Year Ending December 31, 2006

                                                        Revenue (in millions)
                                                        ---------------------
    U.S. GAAP revenue guidance                            $248.0 - $257.0
    Adjustment to exclude purchase accounting
     adjustments to deferred revenue                        17.0 - 20.0

    Adjusted revenue guidance                             $268.0 - $274.0

                                                            Earnings Per
                                                            Share Range -
                                                               Diluted
                                                        ---------------------
    U.S. GAAP diluted earnings per share guidance          $0.49 - $0.78
    Adjustment to exclude purchase accounting
     adjustments to deferred revenue, net of tax            0.28 - 0.34
    Adjustment to exclude acquisition-related
     amortization, net of tax                               0.40 - 0.56
    Adjustment to exclude stock-based
     compensation, net of tax                               0.13 - 0.17
    Adjustment to exclude one-time deal-related
     costs, net of tax                                      0.01 - 0.02

    Adjusted diluted earnings per share guidance           $1.58 - $1.60

SOURCE  ANSYS, Inc.
    -0-                             06/05/2006
    /CONTACT: Lisa O'Connor of ANSYS, Inc., +1-724-514-1782, or lisa.oconnor@ansys.com /
    /Web site:  http://www.ansys.com/
    (ANSS)